                                                                     EXHIBIT 21

                             WGI SUBSIDIARIES

---------------------------------------------------------------------------  -------------------------------
                                  COMPANY                                             JURISDICTION
---------------------------------------------------------------------------  -------------------------------
21st Century Rail Corporation                                                Delaware
---------------------------------------------------------------------------  -------------------------------
Albany Cogeneration Associates L.P.                                          Delaware
---------------------------------------------------------------------------  -------------------------------
Asia Badger, Inc.                                                            Delaware
---------------------------------------------------------------------------  -------------------------------
Badger America, Inc.                                                         Delaware
---------------------------------------------------------------------------  -------------------------------
Badger Energy, Inc.                                                          Delaware
---------------------------------------------------------------------------  -------------------------------
Badger Middle East, Inc.                                                     Delaware
---------------------------------------------------------------------------  -------------------------------
Badger-SMAS Ltd.                                                             Saudi Arabia
---------------------------------------------------------------------------  -------------------------------
Broadway Insurance Company, Ltd.                                             Bermuda
---------------------------------------------------------------------------  -------------------------------
Canadian Badger Company Limited                                              Canada
---------------------------------------------------------------------------  -------------------------------
Catalytic Industrial Maintenance Co., Inc.                                   Delaware
---------------------------------------------------------------------------  -------------------------------
Catalytic Servicios C.A.                                                     Venezuela
---------------------------------------------------------------------------  -------------------------------
CF Environmental Corporation                                                 Massachusetts
---------------------------------------------------------------------------  -------------------------------
Cia. Internacional de Ingenieria, S.A.                                       Nevada
---------------------------------------------------------------------------  -------------------------------
Constructora MK de Mexico, S.A. de C.V.                                      Mexico
---------------------------------------------------------------------------  -------------------------------
Dulles Transit Partners, LLC                                                 Virginia
---------------------------------------------------------------------------  -------------------------------
Ebasco International Corporation                                             Delaware
---------------------------------------------------------------------------  -------------------------------
Emkay Capital Investments, Inc.                                              Nevada
---------------------------------------------------------------------------  -------------------------------
Energy Overseas International Inc.                                           Delaware
---------------------------------------------------------------------------  -------------------------------
Gramatges & Associates                                                       Puerto Rico
---------------------------------------------------------------------------  -------------------------------
Gulf Design Corporation Inc.                                                 Florida
---------------------------------------------------------------------------  -------------------------------
Harbert-Yeargin Inc.                                                         Delaware
---------------------------------------------------------------------------  -------------------------------
HCC Holding, Inc.                                                            California
---------------------------------------------------------------------------  -------------------------------
Industrial Constructors Corp.                                                Montana
---------------------------------------------------------------------------  -------------------------------
McBride Ratcliff & Associates Inc.                                           Texas
---------------------------------------------------------------------------  -------------------------------
Mibrag B.V.                                                                  Netherlands
---------------------------------------------------------------------------  -------------------------------
Middle East Holdings Limited                                                 Colorado
---------------------------------------------------------------------------  -------------------------------
Mitteldeutsche Braunkohlengesellschaft GmbH                                  Germany
---------------------------------------------------------------------------  -------------------------------
MK Aviation Services, Inc.                                                   Nevada
---------------------------------------------------------------------------  -------------------------------
MK Capital Company                                                           Nevada
---------------------------------------------------------------------------  -------------------------------
MK Construction, Inc.                                                        Nevada
---------------------------------------------------------------------------  -------------------------------
MK Engineers and Contractors, S. A. de C. V.                                 Mexico
---------------------------------------------------------------------------  -------------------------------
MK Nevada LLC                                                                Nevada
---------------------------------------------------------------------------  -------------------------------
MK Train Control, Inc.                                                       Nevada
---------------------------------------------------------------------------  -------------------------------
MKF Facilities Management Limited                                            Ireland
---------------------------------------------------------------------------  -------------------------------
MK-Ferguson Engineering Company                                              Michigan
---------------------------------------------------------------------------  -------------------------------
MK-Ferguson of Idaho Company                                                 Idaho
---------------------------------------------------------------------------  -------------------------------
MK-Ferguson of Oak Ridge Company                                             Tennessee
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Corporation of Viet Nam                                     Nevada
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Deutschland GmbH                                            Germany
---------------------------------------------------------------------------  -------------------------------

---------------------------------------------------------------------------  -------------------------------
                                  COMPANY                                             JURISDICTION
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen do Brasil Ltda.                                             Brazil
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Engenharia S.A.                                             Brazil
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Engineering Consulting (Shanghai) Co. Ltd.                  China
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Fort Knox Project Limited, L.L.C.                           Ohio
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Industrial GmbH                                             Germany
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen International Trading (Shanghai) Co. Ltd.                   China
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Leasing Corporation                                         Nevada
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen MISR LLC, a Limited Liability Company                       Egypt
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Overseas PTE Ltd.                                           Singapore
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Peru Services S.A.                                          Peru
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Peru Sociedad de Responsabilidad Limitada                   Peru
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Polska Sp.zo.o.                                             Poland
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Umwelt GmbH                                                 Germany
---------------------------------------------------------------------------  -------------------------------
Morrison Knudsen Venezuela, S.A.                                             Venezuela
---------------------------------------------------------------------------  -------------------------------
Morrison-Knudsen Company, Inc.                                               Delaware
---------------------------------------------------------------------------  -------------------------------
Morrison-Knudsen Engineers, Inc.                                             Nevada
---------------------------------------------------------------------------  -------------------------------
Morrison-Knudsen Services, Inc.                                              Nevada
---------------------------------------------------------------------------  -------------------------------
National Projects Southwest, Inc.                                            Delaware
---------------------------------------------------------------------------  -------------------------------
National Projects, Inc.                                                      Nevada
---------------------------------------------------------------------------  -------------------------------
Northern Construction Company Ltd.                                           Canada
---------------------------------------------------------------------------  -------------------------------
Oak Ridge Site Maintenance Services, LLC                                     Tennessee
---------------------------------------------------------------------------  -------------------------------
Platte River Constructors, Ltd.                                              Ohio
---------------------------------------------------------------------------  -------------------------------
Pomeroy Corporation                                                          California
---------------------------------------------------------------------------  -------------------------------
PT Morrison Knudsen Indonesia                                                Indonesia
---------------------------------------------------------------------------  -------------------------------
Raytheon-Ebasco Overseas Ltd.                                                Delaware
---------------------------------------------------------------------------  -------------------------------
Rocky Mountain Remediation Services LLC                                      Colorado
---------------------------------------------------------------------------  -------------------------------
Rust Constructors Puerto Rico, Inc.                                          Nevada
---------------------------------------------------------------------------  -------------------------------
Rust Constructors, Inc.                                                      Delaware
---------------------------------------------------------------------------  -------------------------------
Safe Sites of Colorado LLC                                                   Delaware
---------------------------------------------------------------------------  -------------------------------
Secore, LLC                                                                  Georgia
---------------------------------------------------------------------------  -------------------------------
SGT Ltd.                                                                     Ohio
---------------------------------------------------------------------------  -------------------------------
Shanghai-Ebasco-ECEPDI Engineering Co., Ltd.                                 China
---------------------------------------------------------------------------  -------------------------------
Specialty Technical Services, Inc.                                           Pennsylvania
---------------------------------------------------------------------------  -------------------------------
Stearns Catalytic Corporation                                                Delaware
---------------------------------------------------------------------------  -------------------------------
UME/SMAS Ltd.                                                                Saudi Arabia
---------------------------------------------------------------------------  -------------------------------
United Engineers Far East Ltd.                                               Delaware
---------------------------------------------------------------------------  -------------------------------
United Engineers International, Inc.                                         Pennsylvania
---------------------------------------------------------------------------  -------------------------------
United Mid-East, Inc.                                                        Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Architects LLC                                                    Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Construction Corporation                                          Montana
---------------------------------------------------------------------------  -------------------------------
Washington Contractors Group, Inc.                                           Montana
---------------------------------------------------------------------------  -------------------------------
Washington Demilitarization Company                                          Delaware
---------------------------------------------------------------------------  -------------------------------

---------------------------------------------------------------------------  -------------------------------
                                  COMPANY                                             JURISDICTION
---------------------------------------------------------------------------  -------------------------------
Washington E & C Limited                                                     U.K.
---------------------------------------------------------------------------  -------------------------------
Washington Electrical, Inc.                                                  Nevada
---------------------------------------------------------------------------  -------------------------------
Washington Engineering Quality Services Corporation                          Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Engineers PSC                                                     Puerto Rico
---------------------------------------------------------------------------  -------------------------------
Washington Group (Malaysia) Sdn Bhd                                          Malaysia
---------------------------------------------------------------------------  -------------------------------
Washington Group International Hungary Kft.                                  Hungary
---------------------------------------------------------------------------  -------------------------------
Washington Group International, Inc.                                         Ohio
---------------------------------------------------------------------------  -------------------------------
Washington Group Ireland Ltd.                                                Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Group Latin America, Inc.                                         Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Group Romania S.R.L.                                              Romania
---------------------------------------------------------------------------  -------------------------------
Washington Infrastructure Services, Inc.                                     Colorado
---------------------------------------------------------------------------  -------------------------------
Washington Infrastructure Corporation                                        New York
---------------------------------------------------------------------------  -------------------------------
Washington International Holding Limited                                     U.K.
---------------------------------------------------------------------------  -------------------------------
Washington International, Inc.                                               Nevada
---------------------------------------------------------------------------  -------------------------------
Washington Midwest LLC                                                       Ohio
---------------------------------------------------------------------------  -------------------------------
Washington Ohio Services LLC                                                 Nevada
---------------------------------------------------------------------------  -------------------------------
Washington Quality Inspection Company                                        Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Quality Programs Company                                          Delaware
---------------------------------------------------------------------------  -------------------------------
Washington Services (Thailand) Ltd.                                          Thailand
---------------------------------------------------------------------------  -------------------------------
Washington Transportation Partners LLC                                       Washington
---------------------------------------------------------------------------  -------------------------------
Washington/SNC-Lavalin LLC                                                   Delaware
---------------------------------------------------------------------------  -------------------------------
Washington-Catalytic Inc.                                                    Delaware
---------------------------------------------------------------------------  -------------------------------
WCG Holdings, Inc.                                                           Montana
---------------------------------------------------------------------------  -------------------------------
WCG Leasing, Inc.                                                            Montana
---------------------------------------------------------------------------  -------------------------------
West Valley Nuclear Services LLC                                             Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse Government Services Company LLC                                 Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse Government Environmental Services Company LLC                   Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse KAPL LLC                                                        Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse Safety Management Solutions LLC                                 Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse Savannah River Company LLC                                      Delaware
---------------------------------------------------------------------------  -------------------------------
Westinghouse TRU Solutions LLC                                               New Mexico
---------------------------------------------------------------------------  -------------------------------
Westinghouse Y-12 Company LLC                                                Tennessee
---------------------------------------------------------------------------  -------------------------------
WGCI, Inc.                                                                   Delaware
---------------------------------------------------------------------------  -------------------------------
WGI Netherlands B.V.                                                         Netherlands
---------------------------------------------------------------------------  -------------------------------
WGI Panama Ltd.                                                              Delaware
---------------------------------------------------------------------------  -------------------------------
WGI Trinidad & Tobago Ltd.                                                   Delaware
---------------------------------------------------------------------------  -------------------------------
WSMS Mid-America LLC                                                         Delaware
---------------------------------------------------------------------------  -------------------------------
WSMS-MK LLC                                                                  Tennessee
---------------------------------------------------------------------------  -------------------------------
Yampa Mining Co.                                                             Nevada
---------------------------------------------------------------------------  -------------------------------